ACQUISITIONS AND DISPOSALS (Summary of Assets and Liabilities Attributable To Discontinued Operations (Details) - CHS ¥ in Thousands, $ in Thousands	Nov. 19, 2020 CNY (¥)	Nov. 19, 2020 USD ($)	Nov. 19, 2019 USD ($)
Business Acquisition [Line Items]
Current assets	¥ 4,909	$ 752
Other non-current assets	257,368	39,443
Current liabilities	(26,024)	(3,988)
Non-current liabilities	(539)	(83)
Net assets disposed	¥ 235,714	$ 36,124	$ 36,124